UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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Denny’s Corporation

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Denny’s Corporation

Committed to Delivering Value
for All Stockholders

Denny’s - An American Icon
➢ Exceptional Brand Equity and Scale
 ▪ 97% brand awareness (1) in the United States
 ▪ 2nd largest family chain in units, sales and market share
 ▪ 1,551 restaurants open 24 hours per day, 7 days a week
➢ Resilient Brand and Business Model
 ▪ Since opening in 1953, Denny’s has overcome 9 separate recessionary periods
 ▪ Franchisees have an average tenure of approximately 10 years in the system
 ▪ Denny’s opened 40 company and franchised restaurants in last 12 months (most since 2001) amidst a time period of significant market turmoil
➢ Broad Level of Diversification
 ▪ Currently in 49 states across America and 6 total countries
 ▪ 265 franchisees - none has more than 5% of franchise system
 ▪ Equal sales across all four dayparts
(1) Source: Brand Tracker, May 2009.
 4/19/2010

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Why Your Support Is Important
➢ Denny’s Under Current Leadership
 Has Done What’s Right for its Stockholders
 ▪ Sharply increased earnings and cash flow
 ▪ Materially reoriented the store portfolio
 towards franchising
 ▪ Reduced leverage puts Denny’s in a position to
 refinance its debt, increasing its flexibility to
 take stockholder-friendly actions that are significantly
 restricted in the existing debt agreements
➢ Dissident Agenda is Bad for Denny’s Stockholders
 ▪ Dissidents’ motives are not aligned with stockholder long-term interests
 ▪ Dissidents misrepresent the facts
 ▪ Dissidents do NOT offer any new ideas
 4/19/2010

The Current Directors are the
Right Choice for Stockholders
➢ Most Relevant Experience
 ▪ Restaurant
 ▪ Capital Markets
 ▪ Board Presence
➢ Commitment to Denny’s
➢ Presence of Conflicts
➢ History of Stockholder-Unfriendly Actions
Dissident Nominees are NOT the Right Choice for Denny’s Stockholders
Current Directors
✓
✓
✓
✓
Dissidents
✓
✓
✓
 4/19/2010

$1,200
$1,000
$800
$600
$400
$200
$0
$35
$30
$25
$20
$15
$10
$5
$0
$979
$994
$939
$760
$668
$4
$12
$11
$23
$30
2005
2006
2007
2008
2009
Operating Revenue
Adj. Income Before Tax

$11
$34
$19
$28
$37
2005
2006
2007
2008
2009

Denny’s Has Delivered Strong
Results
Profits Significantly Increased on
Anticipated Lower Revenue Base…
Denny’s Board and Management Have Delivered Strong Results in Several Key Areas
Source: Public filings. Reconciliation of GAAP to non-GAAP financial measures can be found in the Appendix.
(1) Adjusted Income before tax is a non-GAAP measure that management believes best reflects on-going earnings due to the significant impact on our P&L from non-operating, non-recurring and non-cash items.
(2) Represents a year with high commodity pressures and the first year of the federal minimum wage increases that produced a combined negative effect on cash flow and earnings of $14.5 million.
Dissidents Have No Argument Against These Results and No Effective Plan on How to Continue
Improving Upon Them…The Current Board and Management Do
(1)
…Consistently Increasing
Free Cash Flow Generation and…
(2)
 4/19/2010

$526
$427
$331
$307
$252
52% Reduction
2005
2006
2007
2008
2009

16.0%
14.0%
12.0%
10.0%
8.0%
11.0%
12.0%
9.9%
11.6%
14.0%
2005
2006
2007
2008
2009

…Reducing Net Debt and Leverage
Significantly…
Denny’s Board and Management Have Delivered Strong Results in Several Key Areas
Source: Public filings. Reconciliation of GAAP to non-GAAP financial measures can be found in the Appendix.
(1) Based on calculation of covenant EBITDA. 2007 margins were depressed because of usually high commodity pressures and the first year of the federal minimum wage increases.
Dissidents Have No Argument Against These Results and No Effective Plan on How to Continue
Improving Upon Them…The Current Board and Management Do
Denny’s Has Delivered Strong
Results (Cont‘d)
…EBITDA Margins Continue to Improve
EBITDA
Margin (1)
Net Debt /
EBITDA
4.9x
3.0x
Net Debt
 4/19/2010

- Guest count declines as number of units decline; however...

$1.24
19%
$1.47
2000
2009
Average Unit Volume

- ... our focus on closing underperforming units, getting more customers into each restaurant and having them spend more has increased average unit volumes

Dissident Argument #1:
Strategic Decisions
Dissident Arguments:
a. Company hasn’t grown restaurant count
* MISLEADING *
Facts:
▪ Denny’s opened 32 stores on average over the last 3 years, with 40 in 2009 (a
 74% increase from 2007). We expect to open at least 40 traditional units per year moving forward
▪ Net system growth of 10 units in 2009, the most since 2000
▪ Store commitments in hand for 185 new franchise units (58 already opened)
▪ Recent Pilot / Flying J agreement has potential for 190 additional new units with compelling economic returns
▪ Closing of unprofitable stores, although hurting overall store count, means overall quality of portfolio significantly increases
c. Lost #1 position to IHOP
* IRRELEVANT * (1)
b. Company has not addressed the decline
 in guest traffic
* MISLEADING *

▪ Management has initiated a number of plans to address this including:
 $2/$4/$6/$8, new product offerings and LTO entrees (see page 13)
▪ The Company strives to be the best, not merely the biggest
▪ Activists’ claim that this should be an objective for Denny’s either:
 ▪ Shows lack of fundamental business understanding; or
 ▪ Underscores the hollowness of their position
Source: Public filings.
(1) At 2009 year-end, DENN actually had more units than IHOP.
Dissidents Misrepresent the Facts
 4/19/2010

$47
$18
2005
2009
CapEx ($m)

12.0%
8.0%
4.0%
0.0%
0.7%
2.8%
2.8%
6.8%
9.6%
2005
2006
2007
2008
2009
Return on Assets

$63
$66
$67
$61
$57
2005
2006
2007
2008
2009

$37
$29
$41
$45
$47
$17
$44
DENN
AFC
Burger King
CKR
DineEquity
Sonic
Wendy's

66%
85%
2005
2009

Dissident Argument #2:
Operational Decisions
Dissident Arguments:
a. Poor Capital allocation
* MISLEADING / WRONG (1) *
Facts:
▪ Dissidents conveniently ignore the trend for CapEx which along with the RoA, clearly indicates the Company has been prudent with its capital
c. Poor Franchisee Relationships
* WRONG *
b.  High G&A Expenses
* WRONG *
▪ Company continues to
 decrease G&A…
▪ We are able to continue to grow our
 franchise base in a quality way
 because…
…Even though G&A/unit is already below the
median of its franchise peers ($43k)
G&A Expenses ($m)
…Despite claims by the Dissidents, our
franchisees believe in the brand
“We look forward to working together
with Denny’s leadership, including you
and your Board, and achieving continued
improvements in our Brand’s
performance.”
- Denny’s Franchisee Association 4/12/10
Franchisee Mix
Source: Public filings.
(1) Only 30% of historical CapEx has been on remodels since 2006, despite Dissidents’ charge.
(2) Franchise peers include companies with similar franchise mixes.
Dissidents Misrepresent the Facts
G&A / Unit ($k) (2)
 4/19/2010

% Denny's Ownership (1)
4.9%
2.0%
1.2%
2.3%
0.7%
0.1%
Marchioli
Oak Street
Dash
Soundpost
Lyrical
Arbor

DENN
5.3%
Peer Group
4.8%
0.0%
2.5%
5.0%
7.5%

Dissident Argument #3:
Accountability
Dissident Arguments:
a. Low Insider Ownership
* MISLEADING *
Facts:
▪ Nelson Marchioli personally owns
 more shares than any of the
 activists and…
c. Poor Corporate Governance
* WRONG *
b. High Executive Compensation
* MISLEADING *

…the board as a whole owns 5.3% of
the company, which is above the
median of 4.8% for its peer group (2)
▪ Independent compensation experts indicate that Nelson Marchioli's target total direct compensation is 44% lower than Denny's proxy peers and 31% lower than general industry market practice for similar sized companies (3)
▪ In addition, Mr. Marchioli's actual total direct compensation is well below the midpoint (~30%) of the proxy peer group (3)
▪ Misrepresentation of facts surrounding the 2004 equity infusion and stock option program
▪ All directors other than Nelson Marchioli, the CEO, are independent
▪ Denny’s RiskMetrics corporate governance score is better than 89% of its peer group and better than 91% of the companies in the Russell 3000 (4)
▪ Healthy planned turnover in the Board has brought new and fresh perspectives
(1) Per dissident proxy filing.
(2) Source: Factset. Peer group consists of Burger King, Bob Evans Farms, Buffalo Wild Wings, Cracker Barrel, O’Charley’s, CKE Restaurants, California Pizza Kitchen, Domino’s Pizza, Darden Restaurants, Brinker
 International, DineEquity, Jack in the Box, Panera Bread Company, Red Robin Gourmet Burgers, Ruby Tuesday, Steak n’ Shake, Sonic and Wendy’s/Arby’s Group. Excludes Papa Johns and Texas
 Roadhouse as founders have significant stakes.
(3) Source: Towers Watson Executive Compensation Analysis, October 2009.
(4) Source: RiskMetrics Group.
Dissidents Misrepresent the Facts
Board Ownership
4/19/2010

160%
120%
80%
40%
0%
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
DENN
Peer Group
Russell 2000 Index

250
200
150
100
50
04/06/09
06/05/09
08/05/09
10/05/09
12/04/09
02/04/10
04/06/10
DENN
Peer Group
Russell 2000

Under Nelson Marchioli's Leadership (Since 1/4/2001) (1)
690%
88%
46%
DENN
Russell 2000
Peers

… two alternative relevant periods would be:

Dissident Claims About Stock Price Performance are Misleading
Dissident Argument #4:
Share Price Performance
Dissidents focused on 5-year period
ending Dec. 2009 when arguably…
Note: Peer group consists of Burger King, Bob Evans Farms, Buffalo Wild Wings, Cracker Barrel,
O’Charley’s, CKE Restaurants, California Pizza Kitchen, Domino’s Pizza, Darden Restaurants, Brinker
International, DineEquity, Jack in the Box, Panera Bread Company, Papa John’s, Red Robin Gourmet
Burgers, Ruby Tuesday, Steak n’ Shake, Sonic, Texas Roadhouse and Wendy’s/Arby’s Group.
(1) As of 4/6/2010.
 ▪ Last twelve months (April 2009 - April 2010); or
 ▪ Since Nelson Marchioli appointed CEO (1/4/01)
In either case, DENN has significantly
outperformed peers and overall market
3%
(7%)
(51%)
Last Twelve Months (April 2009 - April 2010) (1)
Dissidents Misrepresent the Facts
57%
24%
139%
Flying J
Announcement
13-D Filed
4/19/2010

Denny's
Family
Casual
Fast Casual
6.3x
4.5x
4.8x
5.1x
3.5x
4.0x
4.5x
5.0x
5.5x
6.0x
6.5x

88
84
74
32
12
Focus of FGI Program
Bottom 20%
Average Unit Volume
Top 20%

Other Dissident Arguments
Units sold at very attractive multiples…
Average Franchise Sale Cash Flow Multiple (1)
Industry
Segments
(1) Source: Restaurant Research LLC. Represents average from July 2005 through January 2010.
(2) Reflects year-end 2006 margins, the year prior to implementation of FGI.
Restaurant
Operating  7.1% 10.9% 14.3% 16.4% 20.6%
Margin (2)
…even though the vast majority (~85%) of the units sold
are the lowest performing units in Denny’s portfolio
Unit Sales at “unreasonably low prices”
* WRONG *
Dissidents Misrepresent the Facts
 FGI Program
 Sale of select company restaurants to franchisees based on the following criteria:
 ■ Gaining commitments to future unit growth   ■ Tightening company operating geography
 ■ Strengthening company portfolio (sale of lower performing units) ■ Targeting a 90% franchise mix
# of Units Sold Under FGI
 4/19/2010

Visible Evidence of Success
1. 95% of new Denny’s units since the beginning
 of 2008 have been opened by franchisees
2. Denny’s has attracted some of the most
 seasoned franchisees and operators, such as
 the largest franchise operators of Jack in the
 Box and Carl’s Jr.
3. 56 separate franchisees have bought units
 through FGI (25 new / 31 existing) of which 17
 have completed multiple FGI transactions
Our Franchisees
➢ 42 new franchises in the system since 2007
 ▪ Represents 17% of franchise group for a brand that
 has been around for almost 60 years
➢ Franchise Growth Initiative (“FGI”)
 ▪ We have sold 290 units while obtaining commitments
 for 98 future units
 ▪ Program has been highly successful because our
 franchisees believe in what we are doing with the
 brand
Our Franchisees Believe in What We Are Doing With the Brand
“…We have commended the decisions made relative to
Brand leadership along with recent changes to the Brand’s
marketing strategy in collaboration and alignment with
franchise leadership to address the everyday affordability
of our Brand.
…As a point of clarification, the DFA Board has not taken
a position that any of the proposed nominees by the
Committee have meaningful experience or strategic insights
that would be beneficial to the Denny's Brand or the
franchise community.”

- Denny’s Franchisee Association 4/12/10
Source: Public filings.
(1) Estimated units at time of merger with Steak n Shake.
Dissidents Do NOT Offer Any New Ideas
➢ On the Other Hand…
 ▪ Since Dash joined the Western Sizzlin Board in
 2005, Western Sizzlin units have declined from
 135 to approximately 86 (1)
 ▪ 31 franchisees (35%) departed through
 year-end 2008, with net franchisee loss of
 16%
 4/19/2010

Traditional Units
Ongoing Strategic Goals -
Profitably Grow Store Count
Travel Centers
Other Formats
Dissidents Do NOT Offer Any New Ideas
➢ Since 2007, 185 commitments for future
 development (of which 58 have opened)
 through area development agreement
 program
➢ Potential of approximately 600 additional
 units, driven by low penetration in large
 DMAs
➢ Pilot deal in 2007 provides potential for 50
 units of growth over the next 5 years
➢ Flying J deal in 2010 provides potential for
 140 units of growth in as little as 12 months
➢ Both deals take advantage of Denny’s
 highway heritage
➢ Universities (several locations planned in 2010, most recent of which is Cal. State San Bernardino, opened January
 2010)
 ▪ Ongoing discussions with Sodexo, Aramark and
 Compass
➢ Denny’s Cafe (fast casual format; several planned for 2010 opening)
➢ International (Central America agreement signed with two
 more planned by year-end)
“The partnership between Denny’s and
Pilot is a significant strategic priority for
both organizations. We selected Denny’s
to open up restaurants in our Flying J and
Pilot Travel Centers because of the
strength of our relationship and its brand,
the quality of its leadership team, and the
first-class franchise partners they have
attracted.”
- Jimmy Haslam, CEO of Pilot Travel Centers
 4/19/2010

Introducing the all new
$2 $4 $6 $8 VALUE MENU
$2
$4
$6
$8
ALL DAY. EVERY DAY.

Focus on Value-Pricing
Media Refocusing
➢ Everyday Value across all day-parts
 including launch of $2/$4/$6/$8 menu
 in April 2010
➢ In-store promotion of higher-priced,
 higher-margin entrees with up-selling
➢ Pipeline of new truly Limited Time
 Only (“LTO”) entrees with affordable
 'starting at' prices across all day-parts
➢ Established Local Co-ops in 2008
 now cover 57% of Denny’s sales
➢ Increased media potential of the
 system by 20% since 2008
➢ Greater weight on media in the
 National Advertising Fund
Operational Initiatives
➢ Hospitality training rolled out in Q1 2010
➢ Mystery Shops program began in 2008
➢ Facilities ‘refresh’ program being tested
Ongoing Strategic Goals -
Profitably Grow Guest Traffic
Dissidents Do NOT Offer Any New Ideas
 4/19/2010

On-Going Strategic Goals - Fully
Realize Benefits from Model Shift
➢ Consistent, predictable and growing free cash flow and earnings to increase flexibility for the Company to take stockholder friendly actions once refinance is complete
 ➢ Free Cash Flow delivered by model targeted at $50M/year
➢ The model provides for aggressive growth of restaurant distribution points: Flying J, Pilot, Traditional units,
 Universities, Denny's Cafe (testing) and international expansion
 ➢ Net system growth delivered by model targeted at +50/year
➢ Harness burgeoning franchise relationships to deliver brand to guests
➢ Continuous focus on operating costs and capital expenditures
 ➢ Capital expenditures required by model targeted at $10M/year and expectation of continued reduction in operating expenses
Allowing the Dissidents to Derail our Strategic Plan Robs Stockholders of Value
Dissidents’ Motives Are Not Aligned with
Stockholders’ Long-Term Interests
Management Actions Taken Over the Past Three Years - Deleveraging, Conversion to a More
Franchise Intensive Model, Developing New Distribution Points, and Rationalizing Costs -
Have Laid a Framework to Enable New Possibilities For Value Creation
 4/19/2010

Why the Dissident Group is Bad
for the Company
➢ OakStreet and Walsh started buying shares August 27, 2009; Lyrical and Soundpost on November 25 and December
 15, 2009, respectively. Dash started buying December 21, 2009, and Arbor started buying January 13, 2010
➢ Walsh demanded to speak to the CEO merely weeks after he started buying his shares despite an attempt by Denny’s to answer his questions through the normal investor relations process
➢ The Dissidents never reached out as a group to the Company to discuss their concerns. Jonathan Dash made one phone call, which was returned, but he never followed up to schedule a meeting
➢ Rather than engage with the Company regarding their concerns and saving stockholders a costly and disruptive proxy contest, the Dissidents chose to nominate a slate of directors with no true restaurant experience
The Dissidents Have Made No Attempt to Constructively Engage the Company
The Dissidents Lack Credibility
➢ The Dissidents frequently claim credit for the increase in stock price despite the fact that their January 21, 2010 13-D filing contained virtually no information about their plans for Denny’s other than to state that they may “engage in discussions with management, the Board of Directors, shareholders and franchisees…”
➢ The Dissidents state they are not “going for control” yet with their nominations they target the CEO, Chair and the
 Chairman of the Audit and Finance Committee
Dissidents’ Motives Are Not Aligned with
Stockholders’ Long-Term Interests
 4/19/2010

Why the Dissident Group is Bad
for the Company (Cont’d)
➢ Jonathan Dash, in his role as advisor to Biglari, participated in a proxy fight to take control of Steak n Shake based on corporate governance concerns, particularly splitting the role of Chairman and CEO and decreasing management compensation
➢ Upon winning, Dash’s associate Biglari became Chairman/CEO, 5 of 9 directors resigned from or did not seek re-
 election to the SNS Board, the Company stopped having analyst calls, Biglari’s salary increased from $280,000 to
 $900,000, and SNS changed its name to Biglari Holdings
➢ Once in power, Dash and Biglari used SNS’s cash flows to invest in other businesses outside of the restaurant industry, at Biglari’s sole discretion
➢ Dash served as a Board member of Western Sizzlin, and while at the same time serving as an advisor to WS’s direct competitor, SNS, then sold WS to SNS
The Dissidents Have a Record of Broken Campaign Promises
Why the Dissidents Really Want Your Vote
➢ OakStreet, Soundpost and Lyrical specifically sought out Jonathan Dash as their partner because of his experience in taking control of companies without paying a control premium
➢ Dash has done this with both WS and SNS (as described above): At WS over 30 franchisees and 7 Board members left after Dash and Biglari took control and effectively turned WS into a holding Company for them to use to make investments
➢ The dissident nominees have no real restaurant experience, have not been long-term holders and we believe they have been insincere in their intentions for Denny’s based upon their past history
Dissidents’ Motives Are Not Aligned with
Stockholders’ Long-Term Interests
4/19/2010

Our Directors - Better Suited to
Serve Stockholders’ Best Interests
Hard Working and Un-Conflicted With Unquestionable Ethics and Abundant Relevant Experience
Mr. Marchioli has Restaurant Operating Expertise None of the Dissident Nominees Can Offer
Mr. Marks has Financial Expertise that the Dissident Nominees Suggest They Offer, But With Much More Experience
Ms. Smithart-Oglesby has Restaurant and Accounting Expertise None of the Dissident Nominees Can Offer
➢ President, CEO and Board Member of Denny’s Corporation since 2001
➢ More than 30 years of experience in the restaurant industry
 ▪ Leadership positions: Denny’s (CEO), El Pollo Loco (CEO), Bruegger’s Bagel Bakeries (COO),Burger
 King (CEO-Int’l)
Nelson J.
Marchioli
Robert E.
Marks
Debra
Smithart-
Oglesby
➢ Currently Chairman of Denny’s Audit and Finance Committee; formerly Chairman of the Board, Denny’s Corporation
➢ Chairman, President of Marks Ventures LLC
➢ Mr. Marks has over 28 years of private equity investment experience in 15 different industries
➢ Over 15 years of public company Board of Directors experience
 ▪ Denny’s (NASDAQ) and Emeritus (NYSE)
➢ Lead Director for 2004 Denny’s Restructuring and Refinancing with deep experience working with companies with leveraged capital structures
➢ Currently Chair of the Board, Denny’s Corporation
➢ Formerly served as a Director of Noodles and Company, Brinker International Inc., and not-for-profit organizations
➢ Significant Financial Executive experience includes positions as CFO of Dekor Inc., President of Corporate
 Services and CFO of First America Automotive, Inc., EVP and CFO of Brinker International Inc.
➢ Experience in audit, controlling and accounting positions through her work at Coopers and Lybrand, OKC
 Liquidating Trust and New York Merchandise Co.
➢ Over 25 years of experience in the restaurant industry including concept development, multi-unit growth, turn-
 arounds, franchising and international
 4/19/2010

Appendix
4/19/2010

250
200
150
100
50
04/06/09
06/05/09
08/05/09
10/05/09
12/04/09
02/04/10
04/06/10
DENN
Peer Group
Russell 2000

125
100
75
50
25
04/05/07
10/04/07
04/04/08
10/03/08
04/03/09
10/05/09
04/06/10
DENN
Peer Group
Russell 2000

Relative Stock Price Performance
57%
24%
139%
LTM
Last 3 Years
(18%)
(29%)
(14%)
Note: Peer group consists of Burger King, Bob Evans Farms, Buffalo Wild Wings, Cracker Barrel, O’Charley’s, CKE Restaurants, California Pizza Kitchen, Domino’s Pizza, Darden Restaurants, Brinker International,
DineEquity, Jack in the Box, Panera Bread Company, Papa John’s, Red Robin Gourmet Burgers, Ruby Tuesday, Steak n’ Shake, Sonic, Texas Roadhouse and Wendy’s/Arby’s Group.
3/16/2010:
Flying J Announcement
1/21/2010:
Dissidents file 13-D
4/19/2010

150
125
100
75
50
25
0
04/06/05
02/03/06
12/05/06
10/05/07
08/05/08
06/05/09
04/06/10
DENN
Peer Group
Russell 2000

1,200
1,000
800
600
400
200
0
01/04/01
07/19/02
02/04/04
08/19/05
03/06/07
09/19/08
04/06/10
DENN
Peer Group
Russell 2000

Relative Stock Price Performance
(cont’d)
Last 5 Years
Since Nelson Marchioli Took Over as CEO
690%
88%
46%
Note: Peer group consists of Burger King, Bob Evans Farms, Buffalo Wild Wings, Cracker Barrel, O’Charley’s, CKE Restaurants, California Pizza Kitchen, Domino’s Pizza, Darden Restaurants, Brinker International,
DineEquity, Jack in the Box, Panera Bread Company, Papa John’s, Red Robin Gourmet Burgers, Ruby Tuesday, Steak n’ Shake, Sonic, Texas Roadhouse and Wendy’s/Arby’s Group.
(8%)
(12%)
14%
 4/19/2010

➢ $50 Million Revolving Credit Facility Maturity December 2011
 ▪ Revolver fully available with no current balance
➢ $80 Million Term Loan         Maturity March 2012
 ▪ Paid down by $180 million since origination in 12/06
➢ $175 Million 10% Senior Notes           Maturity October 2012
 ▪ Currently callable at 102.5, step-down to par at 10/10
➢ Credit Agreements Prohibit Stock and Bond Repurchases
➢ Continue to Monitor the Credit Markets for Opportunities to
 Further Strengthen Capital Structure
No Near-Term Debt Maturities
With Significant Existing Liquidity
 4/19/2010

$ in Millions

Income, EBITDA, and Free Fash Flow Reconciliation	2001	2002	2003*	2004	2005	2006	2007	2008	2009
Net Income/(Loss) from Continuing Operations [1]	($89.6)	$5.2	($33.8)	($37.7)	($7.3)	$28.5	$29.5	$12.7	$41.6
Provision for Income Taxes	1.6	(1.4)	0.8	0.8	1.2	16.3	6.7	3.5	1.4
Operating Gains, Losses and Other Charges	17.2	(1.1)	(1.2)	(0.6)	3.1	(47.9)	(31.1)	(6.4)	(14.5)
Other Nonoperating Expense, net	(6.0)	(32.9)	0.9	21.3	(0.6)	8.0	0.7	9.2	(3.1)
Share-based Compensation	0.0	0.5	0.3	6.5	7.8	7.6	4.8	4.1	4.7
Adjusted Income Before Taxes [2]	($76.8)	($29.7)	($33.1)	($9.8)	$4.2	$12.5	$10.5	$23.2	$30.0
Interest Expense, net	73.2	76.4	78.2	69.4	55.2	57.7	43.0	35.5	32.6
Depreciation and Amortization [3]	125.0	84.1	61.0	56.6	56.1	55.3	49.3	39.8	32.3
Cash Payments for Restructuring and Exit Costs	(12.2)	(13.5)	(9.0)	(6.0)	(6.7)	(5.1)	(9.1)	(9.1)	(7.5)
Cash Payments for Share-based Compensation	0.0	0.0	(0.8)	(0.0)	(1.2)	(0.9)	(0.9)	(0.9)	(2.2)
Adjusted EBITDA	$109.2	$117.4	$96.3	$110.3	$107.6	$119.5	$92.9	$88.4	$85.2
% of Total Revenues	10.5%	12.4%	10.2%	11.5%	11.0%	12.0%	9.9%	11.6%	14.0%
Cash Capital Expenditures	(41.1)	(41.7)	(32.0)	(36.1)	(47.2)	(33.1)	(33.1)	(27.9)	(18.4)
Cash Interest Expense, net of Interest Income	(67.4)	(68.8)	(70.8)	(62.0)	(48.2)	(50.9)	(38.5)	(31.6)	(29.3)
Cash Taxes	(2.2)	2.4	(0.6)	(1.4)	(1.3)	(1.3)	(2.3)	(1.1)	(0.6)
Free Cash Flow	($1.6)	$9.3	($7.1)	$10.8	$11.0	$34.3	$19.0	$27.9	$36.9
% of Total Revenues	(0.1%)	1.0%	(0.8%)	1.1%	1.1%	3.4%	2.0%	3.7%	6.1%
Total Revenues	$1,039.7	$948.6	$940.9	$960.0	$978.7	$994.0	$939.4	$760.3	$608.1

Return on Assets Reconciliation	2001	2002	2003*	2004	2005	2006	2007	2008	2009
Total Assets	598.3	541.4	495.4	499.3	511.7	442.7	373.9	341.8	312.6
Adjusted Income Before Taxes [2]	(76.8)	(29.7)	(33.1)	(9.8)	4.2	12.5	10.5	23.2	30.0
Return on Assets [4]	(12.8%)	(5.5%)	(6.7%)	(2.0%)	0.8%	2.8%	2.8%	6.8%	9.6%

Reconciliation of GAAP to
Non-GAAP Information
* Includes 53rd week.
(1) Excludes Discontinued Operations and Cumulative Effect of Change in Accounting Principle. (3) 2001 Depreciation and Amortization includes $31.6M in Goodwill Amortization.
(2) Excludes Amortization of Deferred Gains in 2005 and 2004.  (4) Return on Assets takes LTM Adjusted Income before Taxes divided by Total Assets at the end of the period.
We believe that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, and Free Cash Flow are appropriate indicators to assist in the evaluation of our operating performance on a period-to-period basis. We believe that these metrics best reflect on-going earnings and cash generated from those earnings. We also use Adjusted Income and Adjusted EBITDA internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate our ability to service debt because the excluded charges do not have an impact on our prospective debt servicing capability and these adjustments are contemplated in our senior credit facility for the computation of our debt covenant ratios. However, Adjusted Income and Adjusted EBITDA should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles.
4/19/2010
4/19/2010

Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the
Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others:
the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level;
political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item
1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 30, 2009.
The Company has filed with the Securities and Exchange Commission ("SEC") and mailed to its stockholders a definitive proxy statement in connection with its 2010 Annual Meeting of Stockholders. Stockholders are strongly advised to read the
Company's definitive proxy statement and the accompanying WHITE proxy card before making any voting decisions.
Stockholders may obtain copies of the Company's definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC in connection with its 2010 Annual Meeting of
Stockholders free of charge at the SEC’s website at www.sec.gov, or on the Company's website at www.dennys.com. The
Company, its directors and officers and certain employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2010 Annual Meeting of Stockholders. Information concerning persons who may be considered participants in the solicitation of the Company's stockholders under the rules of the SEC is set forth in the
Company's definitive proxy statement filed with the SEC on April 8, 2010.
Forward Looking Statements &
Solicitation Materials
4/19/2010

Dash’s Involvement at Steak N
Shake
Source: Company filings and publicly available information as of April 16, 2010.

2007
2008
2010
2009
10/2007
Sardar Biglari and Philip
Cooley send first letter to
SNS shareholders
announcing two
nominees for board
4/2010
SNS changes
name to Biglari
Holdings
6/2009
Biglari convinces board to
transform SNS into holding
company and to give sole
discretion over asset
allocation to Biglari
12/2009
SNS offers to acquire
Fremont Michigan
Insuracorp Inc. for $37
million but is rejected
12/2009
Biglari convinces company to
initiate a 1-for-20 reverse stock
split that pushes the per-share
price of SNS above $300
8/2008
Biglari takes over as
permanent CEO
10/2009
SNS discloses
in a filing that it
has purchased
a 9.9% stake in
Fremont
Michigan
Insuracorp Inc.
8/2009
SNS closes $23
million deal to
merge with
Western Sizzlin
Corp, which was
also run by Biglari
7/2009
Board renegotiates
lending agreement with
Bank to allow use of $10
million in cash for
“investments of any
lawful nature”
6/2008
Biglari takes over
as executive
chairman
3/2008
Biglari and
Cooley are
elected to BOD
2/2010
SNS confirms that
new corporate
headquarters will be
in San Antonio, TX,
where Biglari’s hedge
fund is located
Corporate Governance Changes
In His Capacity as Advisor to Steak N Shake, the Company made Acquisitions of Non-Restaurant
Assets and Through its Merger with Western Sizzlin Changed its Name to Biglari Holdings
Acquisitions

8/2006
The Board of Directors declares a
1:10 reverse stock split
4/2006
Jonathan Dash is appointed
to the Board of Directors
3/2006
Sardar Biglari appointed as Chairman
and CEO; six serving directors resign
2/2008
WS changes its primary listing to
NASDAQ from OTCBB
8/2009
Sale of the company to Steak
n Shake is announced
3/2010
Dash resigns from
Western Sizzlin
Board
Dash’s Involvement at Western
Sizzlin
Source: Company filings and publicly available information as of April 16, 2010.

Acquisitions
Corporate Governance Changes
During His Tenure as Director, Western Sizzlin Made Numerous Non-Restaurant Acquisitions and
Was Transformed Into a Holding Company
2006
2007
2010
2009
2008
12/2007
Acquisition of ITEX via
tender offer is
announced
3/2008
Acquisition of 51% of
Mustang Capital
Advisors announced
5/2008
ITEX tender offer
cancelled with only
4.9% of
outstanding
shares tendered
12/2007
Western Real
Estate, L.P.
purchases 23 acres
of property near
San Antonio, Texas
- Biglari’s
hometown
10/2008
Exchange offer for 1.2% of Jack in the
Box is announced; tender is terminated
days later due to regulatory/compliance
issues
3/2010
Completes sale to
Steak n Shake